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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 22, 2005

FIRST HORIZON PHARMACEUTICAL CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State of Incorporation)	000-30123 (Commission File Number)	58-2004779 (IRS Employer Identification No.)

6195 Shiloh Road
Alpharetta, Georgia 30005
(Address of principal executive offices) (Zip Code)

(770) 442-9707
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐
Written communications pursuant to Rule 425 under the Securities Act

☐
Soliciting material pursuant to Rule 14a-12 under the Exchange Act

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 4.01 Changes in Registrant's Certifying Accountant

        On March 22, 2005, the Audit Committee of the Board of Directors of First Horizon Pharmaceutical Corporation (the "Company") unanimously voted to terminate the engagement of Deloitte & Touche LLP ("Deloitte") as the Company's independent registered public accounting firm, and to engage BDO Seidman, LLP ("BDO") as its independent registered public accounting firm to audit the Company's financial statements for the 2005 fiscal year. The engagement is subject to BDO's completion of its customary client acceptance practices.

        Deloitte's report on the Company's financial statements for the fiscal years ended December 31, 2004 and December 31, 2003 did not contain an adverse opinion, a disclaimer of opinion, or any qualification or modifications as to uncertainty, audit scope or accounting principles. During the Company's fiscal years ended December 31, 2004 and December 31, 2003, and through the date of termination of the engagement, there were no disagreements with Deloitte on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of Deloitte, would have caused Deloitte to make reference to the subject matter of the disagreement in connection with its report.

        During the fiscal years ended December 31, 2004 and December 31, 2003 and through the date of termination of the engagement, there have been no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K promulgated by the Securities and Exchange Commission (the "Commission").

        The Company has not consulted with BDO during the fiscal years ended December 31, 2004 and December 31, 2003, nor during the subsequent period to the date of its engagement regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements.

        The Company has provided Deloitte with a copy of this Form 8-K and has requested that Deloitte furnish it with a letter addressed to the Commission stating whether it agrees with the statements made by the Company herein and, if not, stating the respects in which it does not agree. The letter of Deloitte to the Commission dated March 28, 2005, as required by Item 4.01 of Form 8-K, is attached to this Report as Exhibit 16.

Item 7.01 Regulation FD Disclosure

        The press release issued March 28, 2005 announcing the change in the Company's independent accountants is incorporated herein by reference and is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

(c)
Exhibits

Exhibit No.	Description
16	Letter of Deloitte & Touche LLP to the Securities and Exchange Commission, dated March 28, 2005
99.1	Press release dated March 28, 2005

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SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

First Horizon Pharmaceutical Corporation (Registrant)
By:	/s/ DARRELL BORNE Darrell Borne Chief Financial Officer

Date: March 28, 2005

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  Item 4.01 Changes in Registrant's Certifying Accountant
  Item 7.01 Regulation FD Disclosure
  Item 9.01 Financial Statements and Exhibits
SIGNATURES